Registration No. 2-67610
                                                              File No. 811-03054
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 20           [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 20                  [X]


                        THE MATTERHORN GROWTH FUND, INC.
               (Exact name of registrant as specified in charter)

                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067
                    (Address of principal executive offices)
             Telephone number (including area code): (215) 321-7110

                          GREGORY A. CHURCH, PRESIDENT
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067
               (Name and address of agent for service of process)

                                   Copies to:

                              MICHAEL GLAZER, ESQ.
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       555 South Flower Street, 23rd Floor
                          Los Angeles, California 90071

         It  is  proposed  that  this  filing  will  become   effective   (check
appropriate box):

          |_|  Immediately upon filing pursuant to paragraph (b)
          |X| On November 1, 1998 pursuant to paragraph (b) of Rule 485 |_| 60 days after filing pursuant to paragraph (a)(1)
          |_|  75 days after filing pursuant to paragraph (a)(2)
          |_|  On (date) pursuant to paragraph (a) of Rule 485
          |_| This post-effective amendment designated a new effective date for a previously filed post- effective amendment.

         Title of Securities being Registered: Shares of Common Stock.

                         THE MATTERHORN GROWTH FUND INC.

                   Cross Reference Sheet Showing the Location
                      in the Prospectus of the Information
                        Required by the Item of Form N-1A



Registration Statement                                 Caption or Location
Item and Caption                                       in the Prospectus
----------------                                       -----------------

Item 1 - Cover Page                                   Front Cover Page

Item 2 - Synopsis                                     SUMMARY OF EXPENSES

Item 3 - Condensed Financial Information              FINANCIAL HIGHLIGHTS

Item 4 - General Description of Registrant            MATTERHORN GROWTH FUND,
                                                      INC.; INVESTMENT
                                                      OBJECTIVES AND POLICIES

Item 5 - Management of the Fund                       MANAGEMENT OF THE FUND;
                                                      Back Cover Page; and
                                                      incorporated by reference
                                                      to the Annual Report to
                                                      Shareholders

Item 5A - Management's Discussion of                  (Incorporated by reference
Fund Performance                                       to the Annual Report to
                                                       Shareholders)

Item 6 - Capital Stock and Other                      ADDITIONAL INFORMATION;
Securities                                            OPERATION OF THE FUND

Item 7 - Purchase of Securities Being Offered         MANAGEMENT OF THE FUND;
                                                      OPERATION OF THE FUND

Item 8 - Redemption or Repurchase                     REDEMPTION OF SHARES;
                                                      OPERATION OF THE FUND

Item 9 - Pending Legal Proceedings                    Not Applicable

                   Cross Reference Sheet Showing the Location
          in the Statement of Additional Information of the Information
                        Required by the Item of Form N-1A

                                                  Caption or Location in
Registration Statement                            the Statement of
Item and Caption                                  Additional Information
----------------                                  ----------------------

Item 10 - Cover Page                              Cover Page

Item 11 - Table of Contents                       Table of Contents

Item 12 - General Information and History         Cover Page and ADDITIONAL
                                                  INFORMATION

Item 13 - Investment Objectives                   Cover Page and ADDITIONAL
                                                  INFORMATION

Item 14 - Management of the Registrant            MANAGEMENT OF THE FUND

Item 15 - Control Persons and Principal           MANAGEMENT OF THE FUND and
Holders of Securities                             ADDITIONAL INFORMATION

Item 16 - Investment Advisory and Other           MANAGEMENT OF THE FUND,
Services                                          THE FUND'S ADMINISTRATOR,
                                                  THE FUND'S DISTRIBUTOR and
                                                  TRANSFER AGENT AND CUSTODIAN

Item 17 - Brokerage Allocation                    MANAGEMENT OF THE FUND

Item 18 - Capital Stock and Other Securities      ADDITIONAL INFORMATION

Item 19 - Purchase, Redemption and Pricing        SHARE PURCHASES
of Securities Being Offered                       AND REDEMPTIONS and HOW NET
                                                  ASSET VALUE IS DETERMINED

Item 20 - Tax Status                              DIVIDENDS, DISTRIBUTIONS
                                                  AND TAXES

Item 21 - Underwriters                            THE FUND'S DISTRIBUTORS

Item 22 - Calculation of Performance Data         HOW FUND PERFORMANCE IS
                                                  DETERMINED

Item 23 - Financial Statements                    Not Applicable


                   Cross Reference Sheet Showing the Location
                          in Part C of the Information
                        Required by the Item of Form N-1A

All information required to be shown in Part C can be located in Part C of the Registration Statement.

      ---------------------------------------------------------------------

                                     PART A

                                   PROSPECTUS

                        The Matterhorn Growth Fund, Inc.

      ---------------------------------------------------------------------

                        THE MATTERHORN GROWTH FUND, INC.
             301 Oxford Valley Road, Suite 802B, Yardley, PA. 19067
                          (Toll Free - 1-800-637-3901)

                                 A NO-LOAD FUND

         The Matterhorn Growth Fund, Inc. (the "Fund") seeks long-term capital appreciation for shareholders through investment in the securities, principally common stocks, of companies in which the earnings and stock prices are expected by the Fund's investment adviser to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index.

         The Fund's expense ratio for the previous fiscal year was higher than that realized by most investment companies. Shareholders should carefully consider the effects of the Fund's expense ratio on an investment in Fund shares (see "Summary of Expenses," page 3).


         This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know prior to investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1998 and is available without charge upon request to the Fund at the address or telephone number shown above. The SEC maintains an internet site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated by reference and other information about companies that filed electronically with the SEC. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

         SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN A FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES  AND  EXCHANGE   COMMISSION  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   Prospectus
                                November 1, 1998

                                TABLE OF CONTENTS
                                                                            Page
SUMMARY OF EXPENSES                                                          3
FINANCIAL HIGHLIGHTS                                                         4
THE MATTERHORN GROWTH FUND, INC                                              5
INVESTMENT OBJECTIVE AND POLICIES                                            5
RISK FACTORS                                                                 5
                  Equity Securities                                          6
                  Non-Diversified Status                                     6
                  Leverage                                                   7
                  Foreign Securities                                         7
                  Over-the-Counter Securities                                7
                  Convertible Debentures and Warrants                        8
                  "Restricted Securities" and Illiquid Assets                8
                  Options                                                    8
MANAGEMENT OF THE FUND                                                       9
                  Investment Adviser                                         9
                  Administrator                                              10
                  Co-Distributors                                            10
                  Distribution Plan                                          10
PURCHASE OF SHARES                                                           11
                  By Mail                                                    11
                  By Bank Wire                                               11
                  Through Broker-Dealers                                     12
                  General                                                    12
REDEMPTION OF SHARES                                                         13
                  Redemptions by Mail                                        13
                  Redemptions by Telephone, Telegram or
                              Overseas Cable                                 13
                  General                                                    14
SHAREHOLDER SERVICES                                                         15
                  Transfer of Shares                                         15
                  Check-A-Matic Plan                                         16
                  Systematic Withdrawal Program                              16
OPERATION OF THE FUND                                                        16
                  Net Asset Value                                            16
                  Dividends, Distributions and Taxes                         17
                  Brokerage                                                  18
ADDITIONAL INFORMATION                                                       18
                  Transfer and Shareholder Service Agent                     18
                  Custodian                                                  19
                  Accountants                                                19
                  Reports                                                    19
                  Retirement Plans                                           19
                  Capital Stock                                              19
                  Performance Information                                    20
                  Additional Information                                     20

                               SUMMARY OF EXPENSES


         The following information is based on the expenses of the Fund for its fiscal year ended June 30, 1998.


         Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
         (as a percentage of the offering price)               None
Maximum Sales Load Imposed on Reinvested Dividends
         (as a percentage of the offering price)               None
Deferred Sales Load                                            None
Redemption Fees                                                None


         Annual Fund Operating Expenses
         (as a percentage of average net assets)

Management Fees                                                1.00%
12b-1 Fees*                                                    0.25%
Other Expenses                                                 2.40%
Total Fund Operating Expenses                                  3.65%


*Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. For more information on 12b-1 fees, see "Distribution Plan" on page 11.


Example

You would pay the  following  expenses on a $1,000  investment,  assuming (1) 5%
annual  return  and  (2)  redemption  at  the  end  of  each  time  period,   or
alternatively, no redemption:


               1 year          3 years          5 years          10 years
                 $37             $112            $189              $391


This table is provided to assist the investor in understanding the various costs and expenses that an investor in the Fund would bear, directly or indirectly. The example given above should not be considered as a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

                              FINANCIAL HIGHLIGHTS

         The following financial highlights have been audited by McGladrey & Pullen, LLP, independent accountants to the Fund, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes thereto, which appear in the Fund's annual report to shareholders incorporated by reference in the Fund's Statement of Additional Information. Further information about the Fund's performance is included in its annual report which may be obtained without charge by writing to the address or calling the telephone number on the Prospectus cover page.

                                                                         Years Ended June 30,

                                   1998      1997      1996+      1995     1994      1993*      1992*     1991*     1990*     1989*
Per share operating
       performance (for a
       share outstanding
       throughout the year)
Net asset value,
       beginning of year         $  6.82   $  7.00    $ 6.88    $ 5.87   $  7.09   $  6.30    $  5.80   $  5.63   $  5.01   $  4.09
       Income from investment    -------   -------    ------    ------   -------   -------    -------   -------   -------   -------
       operations:
Net investment loss                 (.11)     (.07)     (.12)     (.17)     (.17)     (.04)      (.07)     (.06)     (.02)     (.10)
Net realized and unrealized
       gain (loss)
       on investments                .85       .74       .85      1.28       .71      1.77        .57       .23       .64      1.02
                                 -------   -------    ------    ------   -------   -------    -------   -------   -------   -------
Total from investment
       operations                    .74       .67       .73      1.11       .54      1.73        .50       .17       .62       .92
                                 -------   -------    ------    ------   -------   -------    -------   -------   -------   -------
Less distributions:
Distribution from net
       realized gains               (.27)     (.85)     (.61)     (.10)    (1.76)     (.94)       --        --        --        --
                                 -------   -------    ------    ------   -------   -------    -------   -------   -------   -------
Total distributions                 (.27)     (.85)     (.61)     (.10)    (1.76)     (.94)       --        --        --        --
                                 -------   -------    ------    ------   -------   -------    -------   -------   -------   -------
Net asset value, end of year     $  7.29   $  6.82    $ 7.00    $ 6.88   $  5.87   $  7.09    $  6.30   $  5.80   $  5.63   $  5.01
                                 =======   =======    ======    ======   =======   =======    =======   =======   =======   =======
Total return                       11.22%    10.81%    11.60%    19.32%     5.60%    28.89%      8.62%     3.02%    12.38%    22.49%
Ratios/supplemental data:
Net Assets, end of year
       (000's omitted)           $ 9,023   $ 9,213    $8,816    $8,993   $ 8,201   $ 8,048    $ 4,430   $ 4,122   $ 4,407   $ 4,341
Ratios to average net assets:
Expenses (excluding interest)       3.65%     4.00%     4.21%     4.62%     4.87%     4.27%      5.17%     4.42%     4.17%     4.19%
Interest expense                     .00%      .00%      .02%      .56%      .14%      .12%       .16%      -- %      .11%      .49%
                                 -------   -------    ------    ------   -------   -------    -------   -------   -------   -------
Total expenses, net of
       reimbursement                3.65%     4.00%++   4.23%     5.18%     5.01%     4.39%      5.33%     4.42%     4.28%     4.68%
                                 =======   =======    ======    ======   =======   =======    =======   =======   =======   =======
Net investment loss                (1.32)    (1.23)    (1.64)    (2.50)    (2.77)     (.62)     (1.11)    (1.19)     (.44)    (2.13)
                                 =======   =======    ======    ======   =======   =======    =======   =======   =======   =======
Portfolio turnover rate           115.28%   137.38%    88.32%    72.11%   160.06%   167.27%    135.89%    87.02%   234.84%   237.54%
                                 =======   =======    ======    ======   =======   =======    =======   =======   =======   =======
BANK LOANS
Amount outstanding at
       end of year (000's)       $    --   $    --    $  --     $  366   $    27   $  --      $  --    $  --     $  --     $   344
Average amount of bank loans
       outstanding during the
       year (monthly average)
       (000's)                   $    --   $    --    $   12    $  456   $    44   $    49    $    54   $  --     $    59   $   153

Average number of shares
       outstanding during the
       year (monthly average)
       (000's)                        --        --      1,306     1,369     1,268      773        662       758       853       912
Average amount of debt per
 share during the year           $    --   $    --    $  0.01   $  0.33  $   0.03  $  0.06    $  0.08   $  0.00   $  0.07   $  0.17



*     Based on average month-end shares outstanding.
+ On March 15, 1996 Matterhorn Asset Management became the Fund's investment adviser. From September 27, 1988 to March 15, 1996, MDB Asset Management Corp. was the Fund's investment adviser.
++ In the absence of the expense reimbursement, expenses would have been 4.17% of average net assets for the year ended June 30, 1997.

                        THE MATTERHORN GROWTH FUND, INC.

         The Fund is an open-end, non-diversified, management investment company, incorporated on May 2, 1980 in the State of Maryland, and was formerly known as The 44 Wall Street Equity Fund, Inc. The Fund's offices are located at 301 Oxford Valley Road, Suite 802B, Yardley, Pennsylvania 19067.

         As an investment company, the Fund invests the monies received from the sale of its stock in other securities. As an open-end investment company, the Fund will pay any investor net asset value for the investor's shares upon demand for redemption of such shares (see "REDEMPTION OF SHARES," page 13).

         The Fund invests primarily in common stocks of U.S. corporations and in securities having investment characteristics similar to common stocks (i.e., warrants and convertible debentures). However, the Fund may also engage in transactions in exchange listed securities options and may invest up to 10% of its assets in the securities of issuers domiciled in foreign countries.


                        INVESTMENT OBJECTIVE AND POLICIES

         The sole objective of the Fund is to achieve capital appreciation through investment in the securities of companies in which the earnings and stock prices are expected by the Fund's investment adviser to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index. The generation of current income is not a primary criterion for selecting portfolio investments. While the Fund will seek to invest in the securities of companies undervalued by the marketplace, the Fund nevertheless intends to invest in companies with assets which its investment adviser, Matterhorn Asset Management Corporation ("Asset Management"), deems sufficiently valuable to support the Fund's investment.

         The Fund intends to be fully invested in common stocks and other securities having investment characteristics similar to common stocks (i.e., warrants and convertible debentures). The Fund, may for defensive purposes, from time to time, when Asset Management determines that market conditions warrant, temporarily invest an unlimited portion of its assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, or high grade commercial paper (rated either A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc.). At such times as the Fund assumes a defensive posture which prompts the Fund to invest a substantial portion of its assets in the interest bearing instruments described above, the Fund will not then be pursuing its primary method for seeking its investment objective of capital appreciation.

                                  RISK FACTORS

         The Fund has certain features involving risk, which may be viewed as being more speculative than features found in other investment companies, and there can be no assurance that the Fund will achieve its investment objective. Except when described herein as a "fundamental policy", the policies so described are not fundamental policies and may be changed at any time without shareholder vote. For a list of certain of the Fund's fundamental policies, see the Fund's Statement of Additional Information under the caption "Investment Limitations."

Equity Securities

         Like all equity securities, the value of the common stocks purchased by the Fund will vary from time to time based on a variety of factors, including general market and economic conditions as well as the earnings and prospects of the issuers. In addition, the Fund has no restriction on the market capitalization (the market value of the outstanding stock) of any issuer in which it invests. Accordingly, the Fund's portfolio investments may include the common stocks of large, established companies with market capitalizations in excess of $1 billion, as well as smaller companies with market capitalizations as low as $100 million. Smaller companies often have limited product lines, markets or financial resources, and may be dependent upon one or few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects. To the extent that the Fund's portfolio is invested in smaller capitalization companies, its net asset value per share can be expected to experience above-average fluctuations.

Non-Diversified Status

         The Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy, however, as to 50% of the Fund's total assets the Fund will not invest in individual companies in which the Fund has invested 5% in value of its assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment. In addition, it generally will be the Fund's intention to adhere to the diversification requirements of the Internal Revenue Code applicable to regulated investment companies (see "Dividends, Distributions and Taxes," page 17). This means that the limitations described in this paragraph would be applicable and calculated at the close of each fiscal quarter. Moreover, no more than 25% of the Fund's total assets may be invested in the securities of any one issuer, or two or more issuers which are engaged in similar or related trades or businesses.

         As a matter of investment strategy, the Fund will not purchase the securities of any issuer as to which the Fund has invested 10% in value of its assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment.

         Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status", the Fund's
"non-diversified status" is considered to subject the Fund to a greater degree of risk than a "diversified" investment company. The Fund reserves the right to operate as a diversified investment company if such a course appears desirable in the opinion of management, in which event 75% in value of the Fund's total assets would have to be invested in companies in which the Fund had not invested 5% or more in value of its assets and in which the Fund did not own 10% or more of the company's outstanding voting securities. Once diversified as a result of a change in policy, the Fund may not thereafter resume nondiversified operations without approval by the holders of a majority of its shares.

Leverage

         The Fund may leverage by borrowing from banks and investing the borrowed funds, but does not currently intend to do so. To the extent that borrowed money is utilized, the Fund's net asset value per share will tend to appreciate or depreciate more rapidly than would otherwise be the case.

         Pursuant to the provisions of the Investment Company Act of 1940, the Fund may borrow only from banks, and only if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed), less its liabilities (not including any borrowings), is at least three times the amount of its borrowing. The amount of any borrowing would also be limited by the applicable regulations of the Federal Reserve Board. If, due to market fluctuations or other reasons, the value of the Fund's assets, computed as provided above, becomes at any time less than three times the amount of its outstanding bank debt, the Fund, within three days (not including Sundays and holidays), would be required to reduce its bank debt to the extent necessary to meet the required 300% net asset coverage.

Foreign Securities

         Investments will be made primarily in securities of companies domiciled in the United States, but the Fund has authority to make investments in securities of issuers domiciled in any foreign country. Such securities involve risks that are different from those of domestic issuers, including possibly different or adverse political and economic developments and consequences, and also involve such other considerations as the then current exchange rate if such issuer pays interest or dividends in a foreign currency. Not more than 10% in value of the Fund's investments may be made in the securities of issuers domiciled in foreign countries, and such investments only will consist of foreign securities either listed on a U.S. securities exchange or traded in the U.S. over-the-counter market. (For further information on foreign securities, see the Fund's Statement of Additional Information under the caption "Investment Objective and Policies.")

Over-the-Counter Securities

         The Fund may invest in over-the-counter securities, as well as in securities listed on a national securities exchange. Over-the-counter securities may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Fund of portfolio securities to meet shareholder redemptions or for other purposes may require the Fund to sell such securities at a discount from market prices, to sell during periods when such disposition is not otherwise desirable, or to make many small sales over a lengthy period of time.

Convertible Debentures and Warrants

         The Fund may invest in convertible debentures and warrants. Convertible debentures are interest-bearing securities which may be converted into shares of the issuer's common stock at the option of the holder. Convertible debentures generally pay interest and provide for participation in the appreciation of the underlying common stock, but at a lower level of risk because the yield is higher and the security is senior to common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. Like other debt securities, the market value of convertible debentures tends to vary inversely with the level of interest rates. A convertible security may be subject to redemption at the option of the issuer at a fixed price and, if it is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         The Fund may invest up to 5% of its assets in warrants, which may be exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period and at a specified price. (For further information on warrants, see the Fund's Statement of Additional Information under the caption "Investment Objective and Policies.")

"Restricted Securities" and Illiquid Assets


         The Fund has authority to invest up to 5% of its net assets in illiquid assets. Illiquid assets consist of assets which are not readily marketable, and may include (i) repurchase agreements, the maturity of which exceeds seven days,
(ii) securities as to which no "bid" has been made or as to which trading has been suspended and (iii) securities which may require registration under the Securities Act of 1933 prior to sale to the public (i.e., "restricted securities") . Illiquid assets, if acquired, will be valued at fair value as determined in good faith by the Board of Directors of the Fund. (For further information on restricted securities, see the Fund's Statement of Additional Information under the caption "Investment Objective and Policies.")

Options

         The Fund may engage in transactions in exchange listed stock options. A stock option is a right to buy or sell a particular stock at a certain price for a limited period of time. Options consist of puts, calls or combinations thereof. A call option gives the purchaser the right, but not the obligation, to buy from the seller (or "writer") during the term of the option a designated security at an agreed upon price. Conversely, a put gives the purchaser the right, but not the obligation, to sell the designated security to the seller of the option at an agreed upon ("exercise") price. The Fund may purchase or write options, limited to "covered" put and call options. The writer of the option must own the underlying security (or have segregated assets sufficient to purchase the underlying security) in order for the Fund to write the applicable option contract.

         Some of the strategies employed with options may be considered to be speculative. One type of transaction which is inherently speculative is the purchase of calls. With the purchase of a call, the Fund could lose, and would be "at risk" for, the amount of the premium paid for the call if the underlying security does not rise above the "exercise" price during the life of the call. Accordingly, the Fund will follow the practice of limiting the net "at risk" amounts with respect to the purchase of puts or calls to 10% of the Fund's net assets, determined on the date of purchase.

         The use of certain strategies involving options may tend to limit any potential gain which might result from an increase in the value of any such position. The ability of the Fund to utilize these strategies successfully will depend upon the ability of the Fund's investment adviser to forecast pertinent market movements, which cannot be assured.

                             MANAGEMENT OF THE FUND

Investment Adviser

         Pursuant to an investment advisory agreement dated March 15, 1996, Asset Management renders investment advice to and provides supervisory management services for the Fund, subject to the control and overall supervisory authority of the Fund's Board of Directors. Asset Management is a New York corporation formed in March 1988, and is owned by Sheldon E. Goldberg and Gregory Church. Mr. Goldberg is the chairman and Mr. Church is the President of Asset Management. Mr. Church is the President, Secretary and a director of the Fund and has served as the Portfolio Manager of the Fund since January 1, 1997. Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940.

         Asset Management provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of portfolio securities and management of the cash balances of and credit extended to the Fund. For its services, Asset Management is compensated at the annual rate of 1% of the value of the Fund's average daily net assets, payable monthly. The rate of compensation remains constant whether or not there are fluctuations in the Fund's net assets. Such annual rate is higher than the rate paid by most registered investment companies, but is similar to the rate contracted for by other mutual funds with comparable investment policies.

         Except as described below, the Fund will pay all of its expenses, including commissions, interest, taxes, legal and accounting fees, fees of custodians, transfer agents, registrars and dividend disbursing agents, registration and filing fees, the cost of stock certificates, costs in connection with annual or special meetings of shareholders (including the preparation and distribution of proxy soliciting materials), fees and expenses of Fund directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Asset Management, office space, office furnishings, office supplies and office equipment, including telephone service, insurance premiums, printing costs (which do not include printed material sent to persons who are not shareholders), 12b-1 fees, travel expenses, salaries and related compensation of any non-officer employees, postage, association dues and extraordinary and non-recurring expenses.



Administrator

         Investment Company Administration Corporation, a Delaware corporation, is the Administrator of the Fund. Pursuant to an administration agreement with the Fund, and subject to the supervision of the Board of Directors of the Fund, the Administrator supervises the overall administration of the Fund. Its responsibilities include preparing and filing all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund and supervision of other organizations that provide services to the Fund. Certain officers of the Fund are also provided by the Administrator. For the services it provides to the Fund, the Administrator receives a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $40,000.

Co-Distributors


         Cumberland Brokerage Corporation ("Cumberland") and Bainbridge Securities Inc. ("Bainbridge") act as co-distributors for shares of the Fund. Both Cumberland and Bainbridge are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934. Cumberland is a New Jersey corporation controlled by Sheldon E. Goldberg (an officer and shareholder of Asset Management) and his wife. Bainbridge is a Pennsylvania corporation controlled by Gregory Church (an officer and director of the Fund and Asset Management) and his wife.


         Cumberland and Bainbridge act as co-distributors for shares of the Fund pursuant to a distribution agreement. Fund shares are sold to the public at net asset value, without any sales charge or commission. Cumberland and Bainbridge pay the cost of sales material, including the cost of printing prospectuses other than those used to register Fund shares or otherwise comply with Federal or state law or sent to existing shareholders.

Distribution Plan

         Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 permits an investment company such as the Fund to use its assets to pay the expenses of distributing its shares if it complies with the various conditions of the Rule. In accordance with the Rule, the Fund has adopted a Distribution Plan which, among other things, permits the Fund to pay Cumberland and Bainbridge, the co-distributors of Fund shares, a monthly distribution fee out of the Fund's net assets, which may be spent on any activities or expenses primarily intended to result in the sale of Fund shares. Under the Distribution Plan, the Fund will pay Cumberland and Bainbridge an aggregate distribution fee which is accrued daily and paid monthly at the rate of 0.25% per year of the Fund's average daily net assets. The Distribution Plan is a "compensation" plan, which means that the distribution fees paid by the Fund are intended to compensate Cumberland and Bainbridge for services rendered, even if the amounts paid exceed their actual expenses (in which case Cumberland and Bainbridge would realize a profit). The Distribution Plan provides for quarterly written reports to the Board of Directors of expenditures pursuant to the Distribution Plan, including the purposes of such expenditures. Any change in the Distribution Plan that would materially increase the distribution costs requires shareholder approval; otherwise, the Distribution Plan may be amended by the directors.

         The Distribution Plan may be terminated by the vote of a majority of the directors who are not "interested persons" of the Fund or by the vote of a majority of the outstanding shares of the Fund. The Distribution Plan will continue in effect so long as within each one-year period such continuance is specifically approved by the vote of a majority of the directors (which also must include a majority of the directors who are not "interested persons" of the
Fund).

                               PURCHASE OF SHARES

By Mail


         Shares of the Fund initially may be purchased by sending a check together with the completed application form to:


                         The Matterhorn Growth Fund, Inc.
                         c/o Star Bank N.A.
                         P.O. Box 641122
                         Cincinnati, Ohio 45264-1122


Subsequent investments may be made by mailing a check together with the detachable stub from the Transaction Advice (see "General," page 13). Mail orders without payment enclosed will not be accepted. Third-party checks will not be accepted for payment of purchase orders.


By Bank Wire

                  Shares of the Fund may be purchased by bank wire. Investors establishing new accounts, prior to sending the bank wire, should telephone American Data Services, Inc. at 1-800-637-3901 in order to obtain an account number. The wire order must contain registration instructions (i.e., full names of all investors, address, social security number or other taxpayer identification number and account number for new accounts, or only the account number for existing accounts.) The name of the Fund must appear on the wire for proper credit. The investor must have the bank wire order transmitted to:

                         Star Bank, N.A. Cinti/Trust
                         ABA #0420-0001-3
                         Attn: Matterhorn Growth Fund, Inc.
                         DDA #483897641
                         Account Name________________________
                         Shareholder Account No._________________

Wire orders received by American Data Services, Inc. will be executed at the Fund's net asset value per share as next determined after receipt of the wired funds. Banks may charge fees for wiring funds.

Through Broker-Dealers

         Investors may, if they so desire, purchase Fund shares through registered broker-dealers. Such broker-dealers may make a reasonable charge to the investor for their services. Such fees and services may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include the ability to establish a margin account and to borrow on the value of the Fund shares in that account. Broker-dealers are responsible for forwarding payment promptly to American Data Services, Inc.

General


         The minimum initial investment in the Fund is $1,000, with subsequent investments of $100 or more. The minimum initial investment in the Fund is $500 for Education IRA Accounts. The Fund reserves the right to vary the initial and additional investment minimums. In addition, the Adviser may waive the minimum initial investment requirement for any investor. The Fund reserves the right to suspend the offering of shares.

         The Fund's shares are offered directly to the public at the net asset value next determined after receipt of a purchase order received, either by the Fund's transfer agent or the investor's broker-dealer. Purchase orders for shares of the Fund that are received in proper order prior to the close of trading business on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on a given day will be executed at the net asset value per share computed as of the close of business on that day.


         Conditional purchase orders will not be accepted. All checks should be made payable to the Fund and should be drawn on a U.S. bank. Checks drawn on a foreign bank will not be accepted unless provision is made for payment through a U.S. bank in U.S. dollars. If payment for any purchase order is not received as specified herein, or if the investor's check is not honored upon presentment, the order is subject to cancellation, and the purchaser's existing account with the Fund immediately will be charged for any loss incurred. The Fund reserves the right to accept orders at its office, to waive the minimum and maximum limitations for purchase orders, to reject any order in whole or in part, to suspend or modify the continuous offering of its shares without prior notice. Although telephone service is provided, investors should be aware that telephone lines are not available at all times, and usually are busy shortly prior to 4:00 P.M., Eastern time. Therefore, investors are urged to place wire orders as early in the day as possible.

         Each investor will be sent a Transaction Advice by the Fund's transfer agent in lieu of a certificate, reflecting full and fractional shares, unless a certificate is specifically requested in writing by all registered owners. It is recommended to all shareholders that a certificate not be requested unless needed for a specific purpose. This eliminates the trouble and expense of safeguarding the stock certificate and the cost of a lost instrument bond in the event of loss or destruction and is a condition to the election of telephone service.

                              REDEMPTION OF SHARES

Redemptions by Mail

         Shares of the Fund may be redeemed by an investor by mail by writing directly to the transfer agent, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, and enclosing a duly endorsed share certificate, if issued. There are no special forms for redemption. However, a written request for redemption must be signed by all owners, with all such signatures guaranteed, as described below. In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a by-law provision or resolution of the Board of Directors, recently certified, authorizing the officer to so act must be furnished. In the case of a trust or partnership, the signature must be that of a trustee or partner in whose name the account is registered, and must include the title of the person signing. If the trustee's or partner's name is not registered on the account, a recently certified copy of the trust instrument or partnership agreement must be furnished to the Fund's transfer agent. Investors can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker-dealers, national securities exchanges, registered securities associations or clearing agencies deemed to be eligible guarantor institutions, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not acceptable. Shareholders residing abroad may obtain a signature verification from any U.S. Consulate under official seal.

Redemptions by Telephone, Telegram or Overseas Cable

         Shares of the Fund may be redeemed by an investor by calling American Data Services, Inc., the Fund's transfer agent, at 1-800-637-3901, or by sending a telegram or overseas cable to American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. In order to utilize the procedure for redemption by telephone, telegram or overseas cable, a shareholder previously must have elected this option in writing, the shareholder account previously must have been opened by and be reflected as such in the computer records of the Fund's transfer agent, the shares being redeemed must be held by the transfer agent and the redemption proceeds must be transmitted directly to the shareholder's predesignated account at a domestic bank (see "General," page 15). Neither the Fund nor its transfer agent will be liable for acting upon any instruction it reasonably believes to be genuine and in accordance with the procedures described herein.

         A shareholder may elect at any time to use the telephone redemption service, which includes redemptions by telegram or overseas cable. Such election may be made on the initial application form or on other forms prescribed by the Fund. Any changes or exceptions to the original election must be made in writing, with signatures guaranteed, and will be effective upon receipt by the transfer agent. When utilizing the telephone redemption service, the shareholder must give the full name, number of shares to be redeemed (if less than all remaining shares) and account number, or the redemption request will not be processed. For a redemption by overseas cable, you must also include the Fund name. Redemptions by telegram or overseas cable will not become effective until the writing constituting the telegram or overseas cable is received by the Fund's transfer agent.

         The Fund reserves the right to change or discontinue without prior notice the procedures for or availability of telephone service for redemption requests. Although telephone service is provided, investors should be aware that telephone lines are not available at all times, usually are busy shortly prior to 4:00 P.M., Eastern time and may not be available during periods of severe market or economic conditions. Therefore, investors are urged to place telephone orders as early in the day as possible.

General

         The redemption price for shares upon written request, telegram, overseas cable or telephone redemption will be the net asset value per share as next determined after receipt of such request in good form by the Fund's transfer agent (see "Net Asset Value," page 17). The proceeds of all redemptions will be mailed or wired, as elected by the shareholder, on the next business day after redemption if being transmitted to the investor's account at the broker-dealer through which the Fund shares were purchased, or on the third business day after the redemption if being transmitted otherwise. However, redemption proceeds will not be transmitted until the investor's check for the purchase of Fund shares has cleared, which may take up to 15 days from the time the check is received. Where a shareholder simultaneously redeems shares for which payment has been made and shares for which the shareholder's check has not cleared, the shareholder authorizes the Fund to delay transmittal of that portion of the redemption proceeds equal to the amount of the check which has not then cleared until the shareholder's check has cleared, but such portion of the redemption proceeds will be transmitted promptly after such clearance. Where a shareholder has elected to have the redemption proceeds transmitted directly to the shareholder's predesignated account at a domestic bank, the proceeds will be wired if the account is at a commercial bank and will be sent by mail if the account is at a savings bank or if the proceeds are less than $1,000. The Fund's transfer agent will not honor any redemption request that contains a restriction as to the time, date or share price at which the redemption is to be effective.


         The Fund will satisfy all redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Directors, require a Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund.


         The right of redemption may be suspended or the payment date postponed during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (b) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission;
(c) an emergency as defined by rules of the Securities and Exchange Commission exists; or (d) the Commission has, by order, permitted such suspension. In case of suspension of the right of redemption, the shareholder may withdraw the request for redemption or the shareholder will receive payment of the net asset value next determined after the suspension has been terminated.


         The Fund has the right to involuntarily redeem, after written notice, the shares of an investor, the aggregate value of whose shares is less than $500 due to redemptions. Notice of redemption will be given by first class mail to the investor at the address on the Fund's records. The notice will fix a date of not less than 30 days in advance of the date on which it was mailed, and the shares will be redeemed at net asset value as of the close of business on that date, unless before then the investor purchases sufficient additional shares. A check for the proceeds of redemption, which may be less or more than the purchase price of the shares, will be mailed to the investor at the address of record.


                              SHAREHOLDER SERVICES

Transfer of Shares

         To transfer Fund shares from an existing account, a letter requesting the transfer signed by each registered owner must be sent directly to the Fund's transfer agent, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. The letter should give the full name, address and social security number (or taxpayer identification number) of the transferee. A stock power signed by each registered owner, with signatures guaranteed, must accompany the letter. A notary public is not an acceptable guarantor. A new application completed in its entirety and signed by the new owner also is required. Application forms may be obtained by calling the Fund at 1-800-637-3901 (toll-free).

Check-A-Matic Plan

         For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $100), as if the shareholder had written it directly. Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. There is no charge by the Fund for this service. Shareholders may terminate their participation by notifying the Transfer Agent in writing.


Systematic Withdrawal Program

         As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

         A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.


                              OPERATION OF THE FUND

Net Asset Value

         The net asset value of the Fund's shares will be determined as of the close of trading on the New York Stock Exchange (which currently is 4:00 P.M., Eastern time) on each day on which the New York Stock Exchange is open for trading and on which there is a sufficient degree of trading in the Fund's portfolio of investments that such net asset value might be materially affected by the changes in the underlying values of such portfolio securities. Net asset value per share will be computed by dividing the market value of all securities and other assets, less liabilities, by the number of the Fund's outstanding shares. Such determination is made by valuing portfolio securities listed or traded on a national securities exchange on which the security is primarily traded at the last sale price, or if there has been no sale that day, at the
mean  between  the  last  bid  and  asked  prices.   Securities  traded  in  the
over-the-counter  market  are  valued
at their last bid price, and all other portfolio securities and assets, including restricted securities, will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Dividends, Distributions and Taxes


         The policy of the Fund is to distribute at least annually substantially all of its net ordinary income and net realized capital gains, if any. In so doing, the Fund intends to comply with Subchapter M of the Internal Revenue Code, which relieves complying investment companies which distribute substantially all of their net income from Federal income tax on the amount distributed. The Fund qualified as a regulated investment company during the year ended June 30, 1998, and it intends to so qualify in future years if it is in the best interests of Fund shareholders to do so.


         It is the present policy of the Fund to declare and pay annually net ordinary income as dividends and to declare and distribute annually all net capital gains realized in excess of all then available capital loss carry forwards. These dividends and distributions are payable in Fund shares, although shareholders may elect to receive such dividends and distributions in cash upon written request to the Fund, which request must be received by the Fund prior to the close of business on or before the record date for payment of the particular dividend or distribution. Checks issued pursuant to a shareholder's request for payment in cash of a dividend or distribution are sent by first class mail to the shareholder's address as reflected in the transfer agent's records. If any such check is returned to the Fund, it automatically will be deemed to be a request by the shareholder to reinvest those proceeds and all future dividends and distributions in Fund shares unless and until the shareholder subsequently elects in writing to be paid in cash. All dividends and distributions are taxable to the shareholder whether received in cash or in Fund shares. Reinvestment in Fund shares of the dividend or distribution will be made on the payable date.

         Distributions of dividends and short-term capital gains are taxable to a shareholder as ordinary income. The dividends (but not the capital gains) qualify for the 70% dividends received deduction for corporations, unless they are derived from interest or other non-dividend income or dividends from foreign corporations.

         In January of the year after the distribution, the Fund will send shareholders a Form 1099, notifying shareholders of the status of each distribution for Federal income tax purposes.

         In the event a shareholder fails to furnish a taxpayer identification number and to certify to the accuracy thereof, or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect or that withholding is otherwise required, the Fund will commence withholding on such shareholder's account. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such shareholder should seek any refund. If withholding is commenced with respect to any shareholder account, the shareholder should consult with the shareholder's attorney or tax adviser or contact the Internal Revenue Service directly. In addition, the IRS levies a fine for each incorrect or uncertified taxpayer identification number. Any such fine levied against the Fund will be assessed against the shareholder account responsible therefore.

         Any dividend or distribution declared shortly after an investor has purchased Fund shares will have the effect of reducing the net asset value of the investor's shares by the amount of the dividend or distribution. Such a dividend or distribution, although in a sense a return of capital, is subject to taxation, as described above.

Brokerage

         Decisions to buy and sell securities on behalf of the Fund are made by Asset Management. The commission rate on all exchange orders is subject to negotiation, and Asset Management will be responsible for negotiating such commission rates on behalf of the Fund. In selecting brokers or dealers to execute portfolio transactions for the Fund, an attempt will be made to negotiate the best commission rate among those brokers or dealers who in the opinion of Asset Management can obtain best price and execution for the Fund. Subject to the foregoing, in the allocation of portfolio brokerage business, Asset Management may consider the extent to which brokers sell Fund shares. In addition, as authorized by Section 28(e) of the Securities Exchange Act of 1934, Asset Management also may consider research and brokerage services provided by brokers, and is authorized to cause the Fund to pay to a broker a commission rate or amount in excess of the rate or amount another broker would have charged for effecting that transaction if Asset Management determines in good faith that such rate or amount of commission is reasonable in relation to the value of the research and brokerage services provided. Research services include investment recommendations, statistical research and other services, including economic and market information. Such research and brokerage services are considered to be in addition to and not in lieu of the services required to be performed by Asset Management under its contract with the Fund. Research services furnished by brokers and dealers through whom the Fund effects securities transactions may be used by Asset Management in servicing all of the accounts of Asset Management, just as any research services provided by such brokers and dealers with respect to securities transactions for such other accounts may be used by Asset Management in servicing the Fund. Section 17(e) of the Investment Company Act of 1940 limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to affiliated persons acting as broker in connection with transactions effected on a securities exchange.

         Transactions in a security traded over-the-counter normally will be made through broker-dealers in which the Fund will receive best execution. The Fund will not engage in any transaction in which Asset Management, Cumberland or Bainbridge would be a principal. Cumberland and Bainbridge have advised the Fund that they will not receive reciprocal brokerage business as a result of brokerage business placed or principal transactions made by the Fund with others.

                             ADDITIONAL INFORMATION

Transfer and Shareholder Service Agent. American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 acts as shareholder servicing and transfer agent for the Fund. Questions concerning shareholder accounts should be directed to The Matterhorn Growth Fund, Inc., c/o American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, or call 1-800-637-3901. Telephone requests for information of a confidential nature will be answered by letter to the shareholder's address of record. Procedural inquiries will be answered immediately.


Year 2000. The advisory services provided to the Fund by Asset Management, and the services provided by the Distributors, Administrator, Transfer Agent and Custodian to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or 1980, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Fund understands that Asset Management, and the Distributors, Administrator, Transfer Agent and Custodian have been actively working on necessary changes to their own computer systems to deal with the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time. In addition, the Year 2000 problem can adversely affect the issues in which the Fund invests. Asset Management will continue to monitor developments with this issue.

Custodian. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 serves as custodian of the Fund's cash and securities.


Accountants. McGladrey & Pullen, LLP will serve as the independent certified public accountants for the Fund and will examine and report on the Fund's financial condition.

Reports. Each shareholder will receive semi-annual and annual financial reports of the Fund. Annual financial reports will be audited.

Retirement Plans. The Fund has available for investors a prototype retirement plan, a prototype Individual Retirement Account ("IRA"), a prototype SEP IRA, a prototype SIMPLE IRA and a tax sheltered retirement plan in accordance with
Section 403(b) of the Internal Revenue Code for employees of public school systems and certain other charitable organizations. For further information or application forms for these retirement plans, please write or call the Fund at the address or telephone number shown on the cover page.

Capital Stock. The authorized capital of the Fund consists of 100,000,000 shares of common stock, par value $.001 each. Currently, all Fund shares are of the same class with equal voting rights. The Board of Directors has the authority to issue additional classes of shares if deemed desirable. Fund shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining shares so voting will not be able to elect any directors. Shares of the Fund have equal rights with respect to dividends, assets and liquidation. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights.

         As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders except when required by the Investment Company Act of 1940. The Fund has undertaken that, (i) if requested to do so by the holders of at least 10% of the Fund's then outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the removal of any director, and
(ii) it will assist in the communication with Fund shareholders, to the extent required by Section 16(c) of the Investment Company Act of 1940.

Performance Information. From time to time the Fund may advertise its total return. These figures are based on historical earnings and are not intended to indicate future performance. Total return shows how much an investment in the Fund would have increased (or decreased) over a specified period of time (i.e., one, five or ten years or since the inception of the Fund) assuming that all distributions and dividends by the Fund to investors of the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes which may be payable by the investor. The Fund also may include comparative performance information in advertising or marketing Fund shares. Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices.

Additional Information. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Copies of the Fund's Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

         NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT ADVISER

Matterhorn Asset Management Corporation
301 Oxford Valley Road, Suite 802B
Yardley, Pennsylvania 19067

CO-DISTRIBUTORS


Bainbridge Securities Inc.
301 Oxford Valley Road, Suite 801B
Yardley, Pennsylvania 19067


Cumberland Brokerage Corporation
614 Landis Avenue
Vineland, New Jersey 08360

CUSTODIAN

Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT

American Data Services, Inc.
150 Motor Parkway, Suite 109
Hauppauge, New York  11788
1-800-637-3901

AUDITORS

McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017

          ------------------------------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                        The Matterhorn Growth Fund, Inc.



          ------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION



                                November 1, 1998



                        THE MATTERHORN GROWTH FUND, INC.
         301 Oxford Valley Road, Suite 802B, Yardley, Pennsylvania 19067
                          (Toll Free - 1-800-637-3901)



         The Matterhorn Growth Fund, Inc. (the "Fund") seeks long-term capital appreciation for shareholders through investment in the securities, principally common stocks, of companies in which the earnings and stock prices are expected by the Fund's investment adviser to grow faster than the average rate of those companies in the Standard & Poor's 500 Stock Index.






THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. RATHER, IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED NOVEMBER 1, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE FUND AT THE ADDRESS AND TELEPHONE NUMBER SHOWN ABOVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES CONTAIN INFORMATION WHICH MAY BE OF INTEREST TO INVESTORS.

INVESTMENT ADVISER                            TRANSFER AGENT
Matterhorn Asset Management Corporation       American Data Services, Inc.
301 Oxford Valley Road, Suite 802B            150 Motor Parkway, Suite 109
Yardley, Pennsylvania 19067                   Hauppauge, New York 11788
                                              1-800-637-3901

                                CO-DISTRIBUTORS

Cumberland Brokerage Corporation              Bainbridge Securities Inc.
614 Landis Avenue                             301 Oxford Valley Road, Suite 801B
Vineland, New Jersey 08360                    Yardley, Pennsylvania 19067


CUSTODIAN                                     AUDITORS
Star Bank, N.A.                               McGladrey & Pullen, LLP
425 Walnut Street                             555 Fifth Avenue
Cincinnati, Ohio  45202                       New York, New York 10017

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           Page

SUMMARY ..................................................................  B-3
INVESTMENT OBJECTIVE AND POLICIES ........................................  B-4
                  Warrants ...............................................  B-4
                  Defensive Investments ..................................  B-5
                  Non-Liquid Assets ......................................  B-6
                  Foreign Securities .....................................  B-6
                  Securities Options .....................................  B-7
                  Investment Limitations .................................  B-9
                  Leverage ...............................................  B-10
MANAGEMENT OF THE FUND ...................................................  B-11
                  Investment Adviser .....................................  B-11
                  Administrator ..........................................  B-11
                  Directors and Officers of the Fund .....................  B-13
CO-DISTRIBUTORS ..........................................................  B-14
                  Distribution Agreement .................................  B-14
                  Distribution Plan ......................................  B-15
                  Brokerage ..............................................  B-15
SPECIAL ACCOUNTS .........................................................  B-16
                  Check-A-Matic Plan .....................................  B-16
                  Self-Employed Retirement Plan ("Keogh") ................  B-16
                  Individual Retirement Accounts ("IRA") .................  B-16
                  Roth IRA ...............................................  B-16
                  SEP IRA ................................................  B-16
                  SIMPLE IRA .............................................  B-16
                  Tax Sheltered Retirement Plan ("403(b)") ...............  B-16
                  Education IRA Accounts .................................  B-16
                  Systematic Withdrawal Program ..........................  B-17
TAXES ....................................................................  B-18
                  Special Tax Considerations .............................  B-19
PERFORMANCE INFORMATION ..................................................  B-21
                  Total Return ...........................................  B-21
                  Comparison to Indices and Rankings .....................  B-22
FINANCIAL STATEMENTS .....................................................  B-22

--------------------------------------------------------------------------------

         No dealer, salesman, or other person has been authorized to give any information or to make any representations other than those contained in the Prospectus in connection with the offer contained in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. The Prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made.

                                     SUMMARY
                                     -------

         The Matterhorn Growth Fund, Inc. (the "Fund") was organized as a Maryland corporation on May 2, 1980. From its inception to March 14, 1996, the Fund was known as The 44 Wall Street Equity Fund, Inc.

         The Fund is an open-end, non-diversified investment company which seeks long-term capital appreciation for its shareholders through investment in the securities (principally common stocks, but also may include warrants and convertible debentures) of companies in which the earnings and stock prices are expected by the Fund's investment adviser to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index. The Fund may engage in transactions in exchange listed options, may obtain leverage by borrowing from banks, and may invest up to 5% of its assets in warrants.

         Fund shares may be purchased by mail through its transfer agent, American Data Services, Inc. at the address listed on the back cover page, or by telephone (toll-free 1-800-637-3901), telegram or overseas cable. There is no sales charge or commission, and Fund shares are sold at net asset value. Shares are redeemable by mail or by telephone at their net asset value, as next determined after receipt of a redemption request. The minimum initial investment is $1,000, and subsequent investments may be made at any time in amounts of $100 or more.

         The Fund has available for its investors the following specialized accounts: a Check-A-Matic Plan, retirement plans and a Systematic Withdrawal Program. (See "SPECIAL ACCOUNTS," page B-16).

         The Fund has certain features involving greater risk, which may be viewed as being more speculative than features found in other investment companies. Such features include the Fund's non-diversified status (see "Investment Objective and Policies," page B-4, the Fund's ability to utilize leverage (see "Leverage," page B-10) and the Fund's ability to invest in exchange listed options, warrants, foreign securities, securities of unseasoned issuers and "restricted" securities (see "Investment Objective and Policies," page B-4).


         The Fund relies on the investment advice of Matterhorn Asset Management Corporation ("Asset Management"), which receives for its services a monthly fee equal to the annual rate of 1% of the Fund's average net assets. While such annual rate of compensation is higher than the average rate paid by most registered investment companies, the Fund believes that the rate is comparable to that charged to investment companies which also seek to achieve their investment objective by employing those investment techniques utilized by the Fund. Expenses payable by the Fund include legal and accounting fees, custodial and transfer agency fees, registration and filing fees, brokerage commissions, interest, taxes, office facilities, 12b-1 fees, travel, printing, postage, clerical and administrative salaries and expenses of an extraordinary and nonrecurring nature.

         The Fund has relied upon the investment advice of Asset Management since September 1988. From September 1988 to March 1996, Asset Management was wholly owned by Mark D. Beckerman, its then President and Portfolio Manager. In March 1996, ownership of Asset Management was transferred to Sheldon E. Goldberg and Gregory A. Church. Mr. Church replaced Mr. Beckerman as the Fund's Portfolio Manager on January 1, 1997.


         The Fund's financial statements for the fiscal year ended June 30, 1998 are incorporated by reference to the Fund's 1998 Annual Report to Shareholders. A copy of the Fund's Annual Report is included with this Statement of Additional Information.



                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

         The Fund's sole objective is to achieve capital appreciation through investment in the securities of companies in which the earnings and stock prices are expected, by the Fund's investment adviser, to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index. The Fund intends to be fully invested in common stocks and other securities having investment characteristics similar to common stocks (i.e., warrants and convertible debentures). The Fund may invest in privately offered and over-the-counter securities as well as in securities listed on a national securities exchange. Asset Management will utilize research, financial analysis and other tools of business evaluation for selecting companies and industries with above average performance or prospects.


         While the rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate, given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 200%. For fiscal years 1996, 1997 and 1998, the Fund's annual portfolio turnover rates were 88.3%, 137.4% and 115.3%, respectively. The increased turnover rates for the fiscal years ending June 30, 1997 and 1998 are principally due to the change in investment approach under the new portfolio manager. Portfolio turnover rates exceeding 100%, as occurred in fiscal 1997 and 1998, tend to increase the amount of brokerage commissions paid.



Warrants
--------

         The Fund may invest up to 5% of its assets in warrants. Such warrants may be unlisted (over-the-counter) or listed on a national securities exchange. Warrants convey no rights to dividends, ownership or voting rights but only an option to purchase equity securities of the issuer at a fixed price for a fixed period of time. If such securities appreciate, the warrants may be exercised or sold at a gain, but a loss will be incurred if such securities decrease in value or the term of the warrant expires before it is exercised. Thus, warrants are considered speculative.

Defensive Investments
---------------------

         The  Fund  may  invest  for  defensive  purposes  in  U.S.   Government
securities, repurchase agreements collateralized by U.S. Government securities, or high grade commercial paper.

         Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities in which the Fund may invest include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow money from the Treasury; others, such as those issued by the Federal National Mortgage Association, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities only when Asset Management is satisfied that the credit risk with respect to the issuer is minimal.

         In a repurchase agreement, the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 102% of the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Non-Liquid Assets
-----------------


         The Fund has authority to invest up to 5% of its net assets in non-liquid assets. The restrictions upon the disposition of "restricted" securities may adversely affect their liquidity and marketability. Non-liquid assets, if acquired, will be valued at fair value as determined in good faith by the Board of Directors of the Fund, and the value of "restricted" securities may be less than the market value of unrestricted securities of the same type.


Foreign Securities
------------------

         Investments will be made primarily in securities of companies domiciled in the United States. Although the Fund has authority to make investments in securities of issuers domiciled in any foreign country, the Fund currently intends to exercise such authority only as to foreign issuers whose securities are traded in the U.S. securities markets through dollar-denominated American Depository Receipts ("ADRs"). ADRs are certificates issued by an American bank to evidence ownership of original foreign shares. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank. ADRs are considered to be "sponsored" when the foreign issuer has designated a single U.S. financial institution to act as the transfer agent for that ADR. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

         The securities of foreign issuers involve risks that are different from those of domestic issuers, including possibly different or adverse political and economic developments, possible imposition of governmental restrictions and possible curtailment of dividends or principal, subject to currency blockage, at the source, and also involve such other considerations as the then current exchange rate if such issuer does not pay interest or dividends, as the case may be, in U.S. dollars. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer, there may be less publicly available information about the foreign issuer and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Not more than 10% in value of the Fund's investments may be made in the securities of issuers domiciled in foreign countries.

Securities Options
------------------

         The Fund has authority to engage in transactions in exchange listed securities options, as such transactions are currently defined and may be defined in the future, and not just the particular types of options transactions which are described herein merely by way of example. Listed options are issued by the Options Clearing Corporation the "OCC"), which guarantees the performance of the obligations of the parties to such options.

         Among the reasons why the Fund may purchase a call option is to achieve a greater amount of leverage than would otherwise be possible by buying the underlying stock. This is so because only the amount of the "premium" need be paid when purchasing a call, rather than the full purchase price for the underlying stock. On the other hand, one reason why the Fund may engage in the selling (or "writing") of call options is to earn the premium income. The risk to the Fund in the purchase of calls is the loss of the premium paid if the price of the security has not risen during the term of the option. The risk to the Fund for writing calls is that the Fund could lose any price appreciation on the securities upon which calls have been written when those calls are exercised by the purchasers.

         The Fund will only write "covered calls." This means that the Fund must own the underlying security in order for the Fund to write the applicable options contract, or must have the absolute right to acquire the underlying security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated by the Fund's Custodian).

         Another strategy involving options which the fund may use is the purchase of put options. The principal reason why the Fund may purchase puts would be to reduce the risk in any investment position taken by the Fund in any security. This strategy would allow the Fund to continue holding a particular security for any anticipated further price appreciation and at the same time would protect the Fund from any decline in the value of the security. However, such a strategy would effectively increase the cost of a security by the cost of the option and thereby reduce the return, if any, on that security.

         In addition to purchasing puts, the Fund also may write covered puts. A put option is "covered" if the Fund holds cash or liquid high-grade debt securities in a segregated account with its Custodian in an amount sufficient to acquire the security, or holds a put option on the same security with the same or a greater exercise price (or with a lesser price and with the balance maintained as cash or liquid high grade debt securities). The principal reason for the Fund to write a put would be to earn the premium income thereon. The Fund has not written any puts since the inception of its authority to engage in transactions in exchange listed securities options.

         The Fund may also engage in options transactions in various combinations, two of which are known as "spreads" and "straddles". A spread involves the simultaneous buying and writing of the same type of option (whether a put or a call) on the same underlying stock, with the options having different exercise prices or different exercise dates, or both. A straddle involves the simultaneous buying (or writing, as the case may be) of a put and a call on the same underlying security, usually for different exercise prices. The risks of straddle writing are greatest where the underlying stock has a high degree of price volatility.

         A separate and additional risk to the Fund with respect to engaging in options transactions may be that the Fund will not be able to close out its position in a particular option if and when the Fund desires to do so. The Fund closes out an option which it has purchased by selling an option of the same series as the option previously purchased, and closes out an option which it has written by buying an option of the same series as the option previously written. The Fund's ability to close out its position as a purchaser of an exchange listed option would be dependent upon the existence of a liquid secondary market on option exchanges (i.e., the CBOE, the American, Pacific and Philadelphia Stock Exchanges). Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more of the exchanges to discontinue the trading of options, in which event the secondary market on the exchange would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

         Some of the strategies employed with options may be considered to be speculative. One type of transaction which is inherently speculative is the purchase of calls. With the purchase of a call, the Fund is considered to be "at risk" for the amount of the premium paid for the call if the underlying security does not rise above the "exercise" price during the life of the call. Accordingly, the Fund will follow the practice of limiting the net "at risk" amounts with respect to the purchase of puts or calls to 10% of the Fund's net assets, determined on the date of purchase.

         On the other hand, certain strategies involving options are deemed to be conservative and may tend to minimize the risk of loss due to a decline in the value of the underlying security position. At the same time, the use of these strategies may also tend to limit any potential gain which might result from an increase in the value of any such position. The ability of the Fund to utilize this strategy successfully will depend upon Asset Management's ability to forecast pertinent market movements, which cannot be assured.

Investment Limitations
----------------------

         Except as described below, the Fund's policies are not fundamental policies and may be changed at any time without shareholder vote.

         The Fund has adopted the following limitations, which cannot be changed without approval of the holders of a majority of its shares. The term "majority" means the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. These limitations provide that the Fund shall not:

         1. Invest in companies for the purpose of exercising management or control or invest more than 25% of its assets in a particular industry;

         2. Purchase (i) the securities of any unseasoned issuer if by reason thereof and immediately after making such purchase the value of the Fund's aggregate investments in the securities of all such unseasoned issuers shall equal or exceed 5% of the Fund's total assets (for this purpose an unseasoned issuer shall be deemed to be an entity which has been in operation for less than three years, including all predecessors), or the equity securities of any issuer which are not readily marketable, (ii) repurchase agreements, the maturity of which exceeds seven days, and the aggregate of which repurchase agreements exceeds 5% of the Fund's total assets, or (iii) "restricted" securities, except that the Fund may invest no more than 5% of the value of its assets (at the time of investment) in portfolio securities under circumstances in which the Fund might not be free to sell such securities without being deemed an underwriter for purposes of the Securities Act of 1933 and without registration of such securities under such Act, in which case the Fund might be obliged to pay all or part of the expenses of such registration;

         3. Invest in commodities, commodity contracts or real estate, except that the Fund may invest in securities of real estate trusts or companies;

         4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may purchase marketable securities of any issuer engaged in oil, gas or other mineral exploration or development programs;

         5. Make loans, except by the purchase of bonds or other obligations of types commonly sold privately to financial institutions (also see 2) (the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations is not considered the making of a loan);

         6. Borrow money, except from banks in an amount which will not cause the Fund's net assets (including the amount borrowed) to be less than 300% of such borrowed amount;

         7. Make short sales (but if securities, such as warrants or convertible debentures, are being tendered for conversion, the Fund may sell the securities to be acquired, provided that upon receipt such securities are used to close the sale);

         8. Purchase or retain securities of an issuer if the officers and directors of the Fund or Asset Management owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

         9. Purchase the securities of any other investment company, except as part of a merger, consolidation or acquisition;

         10. With respect to 50% of the value of its assets, invest more than 5% of the value of its assets in any one issuer, excluding United States Government securities, or purchase more than 10% of the outstanding securities of any one issuer. With respect to the other 50% of the value of its assets, the Fund will not invest more than 25% of its assets in the securities of any one issuer or any two or more issuers which pursuant to regulations under the Internal Revenue Code may be deemed to be controlled by the Fund and engaged in the same or related trades or businesses; and

         11. Write, purchase or sell puts, calls or combinations thereof (this restriction does not refer to warrants), except for puts, calls or combinations thereof listed on any national securities exchange.

Leverage
--------

         The Fund may leverage by borrowing from banks and investing the borrowed funds, but does not currently intend to do so.

         To the extent that borrowed money is utilized and the amount borrowed is substantial, the Fund's net asset value per share may tend to appreciate or depreciate more rapidly than would otherwise be the case. This is the speculative factor known as "leverage". Interest on borrowed money would be an expense of the Fund which it would not otherwise incur, so that the Fund's net investment income could expect to be adversely impacted during periods when the Fund's borrowings are substantial.


         The Fund may not pledge more than 75% of its assets as security for money borrowed.

                             MANAGEMENT OF THE FUND
                             -----------------------

Investment Adviser
------------------


         Asset Management was organized in 1988 to act as investment adviser to the Fund. Its sole client is the Fund. The amount of the advisory fee paid by the Fund to Asset Management for the years ended June 30, 1996, 1997 and 1998 was $90,749, $87,501 and $91,148 respectively.

         The Fund's investment advisory agreement with Asset Management provides that Asset Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of Asset Management's duties on behalf of the Fund or from reckless disregard by Asset Management of its duties under the agreement. The agreement provides that it will terminate in the event of its assignment (as such term is defined in the Investment Company Act of 1940). The agreement may be terminated by the Board of Directors of the Fund or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or Asset Management, upon 60 days' written notice, without payment of any penalty. The agreement will continue in effect after March 15, 1999, only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act of 1940.


         Sheldon E. Goldberg and Gregory A. Church own in equal proportions an aggregate of 76% of the outstanding shares of Asset Management. They acquired their ownership pursuant to a Stock Purchase Agreement dated as of November 10, 1995 with Mark D. Beckerman, the prior owner of all of the outstanding shares of Asset Management.

Administrator
-------------


         The Administrator of the Fund is Investment Company Administration Corporation, 2020 East Financial Way, Suite 100, Glendora, CA 91741.

         Pursuant to an administration agreement with the Fund effective March 15, 1996 (the "Administration Agreement"), the Administrator is responsible for performing all administrative services required for the daily business operations of the Fund, subject to the supervision of the Board of Directors of the Fund. The Administrator has no supervisory responsibility over the investment operations of the Fund. The management or administrative services of the Administrator for the Fund are not exclusive under the terms of the administration agreement and the Administrator is free to, and does, render management and administrative services to others. For the fiscal years ended
June 30, 1996, 1997 and 1998, the Administrator received fees of $23,345, $43,534 and $40,000 respectively.

         In connection with its management of the corporate affairs of the Fund, the Administrator pays the salaries and expenses of all its personnel and pays certain expenses incurred in connection with managing the ordinary course of the business of the Fund, other than expenses assumed by the Fund as described below.

         Under the terms of the Administration Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of its assets, (b) the fees and expenses of directors and officers of the Fund who are not affiliated with the Administrator, Asset Management or the co-distributors, (c) out-of-pocket travel expenses for the officers and directors of the Fund and other expenses of Board of Director meetings, (d) the fees and certain expenses of the Custodian, (e) the fees and expenses of the Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Fund's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with securities transactions, (h) all taxes and corporate fees payable by the Fund to federal, state and other governmental agencies, (i) the fees of any trade association of which the Fund may be a member, (j) the cost of maintaining the Fund's existence,(k) taxes and interest, (l) the cost of fidelity and liability insurance, (m) the fees and expenses involved in registering and maintaining the registration of the Fund and of its shares with the Commission and registering the Fund as a broker or dealer and qualifying their shares under state securities laws, including the preparation and printing of the Fund's registration statement, prospectuses and statements of additional information, (n) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (o) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Fund, and (p) expenses assumed by the Fund pursuant to any plan of distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

         The Administration Agreement provides that the Administrator will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement will terminate automatically if assigned, and may be terminated without penalty by either the Administrator or the Fund (by the Board of Directors of the Fund or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940),upon 60 days' written notice. The Administration Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act of 1940.

Directors and Officers of the Fund
----------------------------------

         The following persons are directors and officers of the Fund:


         GREGORY A. CHURCH*, 42, President, Secretary and Director, 301 Oxford Valley Road, Yardley, Pennsylvania 19067. President, Church Capital Management, Inc.(formerly G. A. Church & Company)(registered investment advisers) since June 1987; Chairman, Bainbridge Securities Inc. (registered broker-dealer) since October 1994.

         R. BARRY BORDEN, 59, Director, P.O. Box 677, Bala Cynwyd, Pennsylvania 19004. President, LMA Group, Inc. (general management consulting) since April 1990.

         KEVIN M. COVERT, 40, Director, 76 Euclid Avenue, Haddonfield, New Jersey 08083. Shareholder, Kulzer & DiPadova, P.A. (law firm) since 1984.

         DOMINICK A. CRUCIANI, JR., M.D., 67, Director, 1360 Wyoming Avenue, Scranton, Pennsylvania 18503. Physician since 1958. A director of Cumberland Growth Fund, Inc. from October 1989 to September 1992.

         GERALD PRINTZ, 41, Director, 49 Napoleon Circle, Brandon, Mississippi 39047. President, AMSADOR, Ltd. (computer security and disaster recovery planning consultant), since March 1994; consultant, IBM, 1988 to February 1994.

         ROBERT R. JACKSON, 45, Director, 54 Hedgehog Lane, Bradford, Pennsylvania 16701. Independent Consultant. Chief Financial Officer, Zippo Manufacturing Company from 1986 to 1998. Served on the Board of Directors of Zippo Manufacturing Company since 1988. Served as an officer and director of the following subsidiaries of Zippo Manufacturing Company, Zahara, Inc. (Personal Holding Company), ZIVI, Inc. (Foreign Sales Corporation), Zadco, Inc. (Advertising Agency), Zippo International Inc., Zippo Europe SA, Zippo Europe Holding Gmbh and Zippo UK, Inc. (All Distribution Companies).

         ERIC M. BANHAZL, 42, Treasurer, 2020 East Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, The Wadsworth Group (consultants) and Investment Company Administration Corporation since March 1990.



-------------
*Mr. Church is an "interested person" of the Fund, as defined in the Investment Company Act of 1940.

         Attendance fees of $300 per meeting have been authorized for those Directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of Asset Management, Cumberland or

Bainbridge.

         Set forth below is the compensation in tabular form for the fiscal year ended June 30, 1998 of the directors of the Fund who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940.


                               COMPENSATION TABLE
--------------------------------------------------------------------------------
        (1)           (2)              (3)              (4)             (5)
      NAME OF      AGGREGATE        PENSION OR       ESTIMATED         TOTAL
      PERSON      COMPENSATION      RETIREMENT        ANNUAL       COMPENSATION
                      FROM           BENEFITS        BENEFITS          FROM
                   REGISTRANT       ACCRUED AS         UPON         REGISTRANT
                                   PART OF FUND     RETIREMENT       AND FUND
                                     EXPENSES                         COMPLEX
--------------------------------------------------------------------------------


R. Barry               $900              0               0            $900
Borden
 (Director)

Kevin M.             $1,200              0               0          $1,200
Covert
 (Director)

Dominick A.            $600              0               0            $600
Cruciani, Jr.
 (Director)

Gerald               $1,200              0               0          $1,200
Printz
 (Director)

Robert R.              $300              0               0            $300
Jackson
 (Director)


         As of September 30, 1998, to the best of the knowledge of the Fund, the Board of Directors and officers of the Fund, as a group, owned of record 1.5% of the Fund's outstanding shares.


                                 CO-DISTRIBUTORS
                                 ---------------


Distribution Agreement
----------------------

         Pursuant to their distribution agreements with the Fund, each of the co-distributors has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The distribution agreement contains provisions with respect to renewal and termination similar to those in the investment advisory agreement discussed above. Pursuant to the distribution agreement, the Fund has agreed to indemnify the co-distributors to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

Distribution Plan
-----------------


         Under a Distribution Plan for the Fund adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 and the distribution agreements, each co-distributor incurs the expense of distributing shares of the Fund. The Distribution Plan provides for compensation to each of the co-distributors for the services it provides, and the costs and expenses it incurs, related to marketing shares of the Fund. The co-distributor is paid for: (a)expenses incurred in connection with advertising and marketing shares of the Fund, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the co-distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectuses and statements of additional information. For the fiscal year ended June 30, 1998, distribution fees paid by the Fund totaled $22,787. Of this amount, $1,907 was used for advertising and marketing, $128 was used for postage,$93 was used for supplies and equipment, $602 was used for telephone expenses, $3,289 was used for Travel and Entertainment purposes and $16,896 was used for salaries.


Brokerage
---------

         The aggregate brokerage commissions paid by the Fund during the fiscal years ended June 30, 1996, 1997 and 1998 were $27,296, $73,085 and $38,746, respectively,  of which $1,896 (6.95%),  $34,570  (47.30%) and $4,060  (10.48%),
respectively, was paid to firms which provided research or other services to Asset Management. The increase in commissions paid for the fiscal year ended June 30, 1997 is principally due to the change in investment approach under the new portfolio manager.


         Rule 17e-1 under the 1940 Act provides that a commission, fee or other remuneration, paid to an affiliate, does not exceed the usual and customary broker's commission if it is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities  exchange  during a comparable  period of time...." Rule 17e-1 also requires the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, of Asset Management, of Cumberland or of Bainbridge, to adopt procedures reasonably designed to provide that the commissions paid are consistent with the above standard, to assure that the procedures continue to be appropriate, and to determine at least quarterly that the transactions have been effected in compliance with those procedures. During the fiscal year ended June 30, 1998, there were no such commissions paid by the Fund.


         With respect to purchase orders for Fund shares which are paid for by check, if the check is not honored upon presentment, the purchase order is subject to cancellation, and the purchaser's account with the Fund immediately is charged for any loss incurred. In the event the shareholder's account balance is insufficient to cover the loss, Cumberland or Bainbridge is required immediately to reimburse the Fund for the difference; conversely, if the cancellation results in a gain, Cumberland or Bainbridge will be entitled to such gain, as they shall determine.


                                SPECIAL ACCOUNTS
                                ----------------


Check-A-Matic
-------------

         The Automatic Accumulation Plan is a convenient method for purchasing shares ($1,000 minimum and $100 each subsequent investment) on a regular basis without the need to write and mail a check each time. Upon completion of the form which pertains to the Check-A-Matic Plan, the investor designates Cumberland or Bainbridge, through their agent, American Data Services, Inc., by pre-authorized checks, to charge the regular bank account of the shareholder on a specific date in each month or quarter to provide automatic additions at net asset value to the account of such shareholder. The Check-A-Matic Plan may be changed or canceled at any time upon receipt by the Fund's transfer agent of written instructions or an amended application from the shareholder, with signatures guaranteed. It will be terminated automatically whenever a check is returned as being uncollected for any reason.


Self-Employed Retirement Plan ("Keogh")
Individual Retirement Accounts ("IRA")
ROTH IRA
SEP IRA
SIMPLE IRA
Tax Sheltered Retirement Plan ("403(b)")
Education IRA Accounts

----------------------------------------

         For those self-employed individuals who wish to purchase shares of the Fund in connection with a retirement plan, the Fund has available a prototype retirement Plan and Custodial Agreement. Alternatively, self-employed individuals may establish their own retirement plan and invest in shares of the Fund. Fund shares may also be purchased through an Individual Retirement Account ("IRA") established under the Employee Retirement Income Security Act of 1974 ("ERISA"). ERISA also permits employees of public school systems and employees of certain other charitable organizations to enter into tax sheltered plans in accordance with Section 403(b) of the Internal Revenue Code. Share purchases under retirement plans, IRA accounts and 403(b) accounts are made at net asset value per share. Star Bank serves as the custodian under such retirement plans. Accumulated contributions in existing retirement plans may be transferred to the Fund's retirement plans with the necessary letters of transmittal. The minimum initial investment for all Fund retirement programs is $1,000 and $100 for subsequent investments. Except for "roll-overs", payment must accompany the establishment of the plan and the purchase of Fund shares thereunder. All share redemptions under these plans will be made at net asset value. For further information concerning the Fund's retirement plans, including the fees of the custodian, write or telephone the Fund.

         Because adoption of these retirement plans may involve important tax considerations or consequences, including the imposition of a tax penalty for early withdrawals, consultation with an attorney or qualified tax adviser regarding the retirement plan is recommended.

Systematic Withdrawal Program
------------------------------

         An Automatic Cash Withdrawal Plan (the "Withdrawal Plan") is available to any investor who purchases a minimum of $10,000 of Fund shares or who has acquired Fund shares which have attained a total net asset value of $10,000. Upon adoption of the Withdrawal Plan and surrender of the investor's stock certificates, if any, an account will be set up and maintained in the investor's name. American Data Services, Inc. will liquidate a sufficient number of shares on the 26th calendar day of the month preceding such monthly or quarterly distribution to provide for periodic payments to the investor of $25 or any multiple of $5 above that amount. If the 26th calendar day is not a business day, the shares will be liquidated on the next business day. The plan will be continued until the investor's shares have been fully liquidated, either the Fund or American Data Services, Inc. gives written notice of termination, or the investor requests that the plan be terminated. The investor may request at any time that payments be changed from monthly to quarterly, or from quarterly to monthly, or have payments increased or decreased to $25 or any multiple of $5 above that amount. The investor also may request that a specified amount be liquidated or that the Withdrawal Plan be terminated and the remaining shares be delivered to the investor.

         All dividends and distributions declared on shares held in the Withdrawal Plan account are reinvested at net asset value, and additional shares so acquired are added to the share balance in the account. To the extent that withdrawals exceed income, such excess represents a return of principal.

                                      TAXES
                                      -----

         The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), if it is in the best interests of Fund shareholders to do so, which relieves complying investment companies which distribute substantially all of their net income of federal income tax on the amount distributed. For its taxable year ended June 30, 1998, the Fund qualified for treatment as a regulated investment company under Subchapter M.

         As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently in accordance with certain requirements. Qualification as a regulated investment company under the Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options), derived with respect to its business of investing in such securities; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or foreign government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses each taxable year).


         The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


         Dividends paid by the Fund from ordinary income,  and  distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock of domestic corporations. Dividend income earned by the Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days during the 90- day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend (91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend with respect to the dividend in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.


         Under the Code, any distributions designated as being made from net capital gains are taxable to the Fund's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of a Portfolio.

         Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

Special Tax Considerations
--------------------------

         The options contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

         Generally, the hedging transactions and certain other transactions in options undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio which is taxed as ordinary income when distributed to shareholders.


         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The qualifying income and diversification requirements applicable to the Funds' assets may limit the extent to which the Fund will be able to engage in option transactions.


         The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

         The Fund may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of the shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.




                             PERFORMANCE INFORMATION
                             -----------------------


         The Fund may from time to time advertise total return, compare Fund performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

Total Return
------------

         The total return for the Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.


         Total return is computed according to the following formula:
                            n
                    P(1 + T) = ERV

Where: P     =   a hypothetical initial payment of $1,000
       T     =   average annual total return
       n     =   number of years
       ERV   =   ending redeemable value at the end of the period
                 (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period


         Total returns for the Fund for the periods indicated are set forth below: one year ended June 30, 1998 - 11.22%; five years ended June 30, 1998 - 11.63%; from September 28, 1988 to June 30, 1998 - 11.23%.

Comparison to Indices and Rankings
----------------------------------

         Performance information for the Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Price Index, the Dow Jones Industrial Average, and indices prepared by Lipper Analytical Services. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses.

         Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Fund and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, standardized yield, variations in sales charges and risk/reward considerations.


                              FINANCIAL STATEMENTS
                              --------------------

         Incorporated by reference herein is the report of McGladrey & Pullen, LLP, the Fund's independent accountants dated July 24, 1998, and the other portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, under the headings: "SCHEDULE OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENTS OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS," "NOTES TO FINANCIAL STATEMENTS" and "INDEPENDENT AUDITOR'S REPORT." Such material has been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the annual report are available, upon request and without charge, by calling the Fund's Investor Services Department at ((800)637-3901, or by writing to the following address: Matterhorn Asset Management Corporation, 301 Oxford Valley Road, Suite 802B, Yardley, PA 19067.

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION


               ---------------------------------------------------

                        THE MATTERHORN GROWTH FUND, INC.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Included in Prospectus:

                           Accountant's Report (a).

                           Statements of Assets and Liabilities at June 30, 1998
                           (a).

                           Statement of Operations for the year ended June 30, 1998 (a).

                           Statements of Changes In Net Assets for the year ended June 30, 1998 (a).

                           Statement of Portfolio of Investments in Securities as at June 30, 1998 (a).

                           Notes to Financial Statements (a).

                  Included in Part C of the Registration Statement:

                           Consent of Independent Certified Public Accountants.

                  (b)      Exhibits:

                           (1)     (a) Copies of the charter (b).

                                   (b) Form of Amendment to the Charter dated March 15, 1996 (c).

                           (2) Copies of the existing By-Laws or instruments corresponding thereto (b);

                           (4)     Specimen Share Certificate (b);

                           (5)     Form   of   Investment   Advisory   Agreement
                                   Relating to the management of the assets of the Registrant (c);

                           (6) Form of Distribution Agreement between the Registrant and Cumberland Brokerage Corporation and Bainbridge & Company, Inc., the co-distributors (e);

                           (8)     Form  of  Custody   Agreement   between   the
                                   Registrant and Star Bank, N.A. (e);

                           (9)     (a)     Form   or  Administration   Agreement
                                           between the Registrant and Investment
                                           Company  Administration   Corporation
                                           (e);

                                   (b) Form of Transfer Agent and Service Agreement between the Registrant and American Data Services, Inc. (e);

                                   (c)     Form  of  Fund   Accounting   Service
                                           Agreement  between the Registrant and
                                           American Data Services, Inc. (e);

                           (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable (d);

                           (11)    Consent of Independent Accountants;

                           (15)    Form of Distribution Plan (c);

                           (16)    Schedule of Performance Computation;

                           (17)    Financial Data Schedule.

-----------------
(a) Incorporated in Part B by reference to Registrant's Annual Report to Shareholders for the fiscal year ended June 30, 1998.


(b)   Incorporated  by  reference  to   Pre-Effective   Amendment  No.1  to  the
Registrant's Registration Statement on Form N-1, filed October 7, 1980.

(c) Incorporated by reference to the Registrant's Notice and Proxy Statement dated January 15, 1996.

(d)  Incorporated  by  reference  to  Post-Effective   Amendment  No.12  to  the
Registrant's Registration Statement on Form N-1A, filed November 12, 1991.

(e) Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, filed January 17, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT.

         Not Applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                         Number of Record Holders
                                       -----------------------------
    Title of Class                       as of September 30, 1998
----------------------                 -----------------------------

Common Stock                                       1,905


ITEM 27. INDEMNIFICATION

         Article V of Registrant's By-Laws provides as follows:

The Corporation shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Corporation, nor shall any Directors be responsible for the act or omission of any other Directors, and the Corporation out of its assets shall indemnify and hold harmless each and every Directors from and against any and all claims and demands whatsoever arising out of or related to each Directors's performance of his duties as a Directors of the Corporation; provided that nothing herein contained shall indemnify, hold harmless or protect any Directors from or against any liability to the Corporation or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Corporation or the Directors or any of them in connection with the Corporation shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Directors or Directors, and such Director or Directors shall not be personally liable thereon."

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the

Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


         During the two fiscal years ended June 30, 1997 and 1998, the Fund's investment adviser, Matterhorn Asset Management Corporation, has engaged principally in the business of providing investment advisory services to registered investment companies. All of the additional information required by this Item 28 with respect to Matterhorn Asset Management Corporation is set forth in the Form ADV, as amended, of Matterhorn Asset Management Corporation (File No. 801- 32050), which is incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) Neither Cumberland Brokerage  Corporation nor Bainbridge Securities Inc. act
as  principal  underwriter,   depositor  or  investment  adviser  to  any  other
investment company.

(b) The following information is provided with respect to each director, officer or partner of Cumberland Brokerage Corporation and Bainbridge Securities Inc.:



 Name and Principal             Positions and            Position of Offices
  Business Address               Offices With              With Registrant
 ------------------              Underwriter             -------------------
                                -------------

Gregory A. Church                Director and            Director, President
Bainbridge                       Chairman                and Secretary
Securities Inc.
301 Oxford Valley Rd.,
Suite 801B
Yardley, PA 19067

Maureen A. Church                Director                None
Bainbridge Securities
Inc.

Malinda P. Berardino             Director, Chief         None
Bainbridge Securities            Executive Officer,
Inc.                             Chief Financial
                                 Officer


Sheldon E. Goldberg              Director and            None
Cumberland Brokerage             President
Corp.
614 Landis Ave.
Vineland, NJ 08360

Ellyn H. Bruce                   Executive Vice          None
Cumberland Brokerage             President
Corp.

Robert B. Solms                  Vice President          None
Cumberland Brokerage
Corp.

Antonia A. Alperin               Secretary               None
Cumberland Brokerage
Corp.


                  c. Not applicable




ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


         The accounts, books and other documents required to be maintained by the Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at the following locations: Matterhorn Growth Fund, Inc., 301 Oxford Valley Road, Suite 802B, Yardley, Pennsylvania 19067, Investment Company Administration Corporation, 2020 East Financial Way, Suite 100, Glendora, California 91741; and American Data Services, Inc., 1675 Broadway, Suite 2050, Denver, Colorado 80202.


ITEM 31. MANAGEMENT SERVICES.

         Not Applicable.

ITEM 32.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post-Effective Amendment No. 20 under Rule 485(b) under the Securities Act of 1933 and that the Registrant has duly caused this Post-Effective Amendment No. 20 to the Registrant Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Glendora, and State of California, on the 28th, day of October 1998.

                                              THE MATTERHORN GROWTH FUND, INC.


                                              By: /s/ Gregory A. Church
                                                 -----------------------------
                                                      Gregory A. Church*
                                                      President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                           Title                        Date
      ---------                           -----                        ----


/s/ Gregory A. Church                President,                October 28,  1998
-------------------------            Secretary and
Gregory A. Church*                   Director


/s/ R. Barry Borden                  Director                  October 28,  1998
-------------------------
R. Barry Borden*


/s/ Kevin M. Covert                  Director                  October 28,  1998
-------------------------
Kevin M. Covert*


/s/ Dominick A. Cruciani             Director                  October 28,  1998
-------------------------
Dominick A. Cruciani, Jr.*

/s/ Gerald Printz                    Director                  October 28,  1998
-------------------------
Gerald Printz*

/s/ Robert A. Jackson                Director                  October 28,  1998
-------------------------
Robert A. Jackson*

*   By:  /s/ Gregory A. Church
       --------------------------------------------
         Gregory A. Church, Attorney-in-Fact
         under powers of attorney as filed
         with Post-Effective Amendment No. 20 to
         the Registration Statement

                            LIMITED POWER OF ATTORNEY
                            -------------------------



                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gregory A. Church his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form N-1A of The Matterhorn Growth Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


         DATED: September 16, 1998



                                                   /s/ Gregory A. Church
                                                   -----------------------------
                                                       Gregory A. Church

                            LIMITED POWER OF ATTORNEY
                            -------------------------



                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gregory A. Church his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form N-1A of The Matterhorn Growth Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


         DATED: September 16, 1998



                                                   /s/ R. Barry Borden
                                                   -----------------------------
                                                       R. Barry Borden

                            LIMITED POWER OF ATTORNEY
                            -------------------------



                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gregory A. Church his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form N-1A of The Matterhorn Growth Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


         DATED: September 16, 1998



                                                   /s/ Kevin M. Covert
                                                   -----------------------------
                                                       Kevin M. Covert

                            LIMITED POWER OF ATTORNEY
                            -------------------------



                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gregory A. Church his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form N-1A of The Matterhorn Growth Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


         DATED: September 16, 1998



                                                   /s/ Dominick A. Cruciani
                                                   -----------------------------
                                                       Dominick A. Cruciani, Jr.

                            LIMITED POWER OF ATTORNEY
                            -------------------------



                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gregory A. Church his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form N-1A of The Matterhorn Growth Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


         DATED: September 16, 1998



                                                   /s/ Gerald Printz
                                                   -----------------------------
                                                       Gerald Printz

                            LIMITED POWER OF ATTORNEY
                            -------------------------



                           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gregory A. Church his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form N-1A of The Matterhorn Growth Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


         DATED: September 16, 1998



                                                   /s/ Robert R. Jackson
                                                   -----------------------------
                                                       Robert R. Jackson

                                                               File Nos. 2-67610
                                                                       811-03054

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------



                                    EXHIBITS

                                       to

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940


                            -------------------------


                        The Matterhorn Growth Fund, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                Exhibit(s) Index


Exhibit No.         Document                                            Page No.
-----------         --------                                            --------

(11)                Consent of McGladrey & Pullen, LLP, Independent
                    Public Accountants                                  ________

(27)                Financial Data Schedules                            ________